Exhibit 10.8

Service Agreement

Client (Party A): Jincheng Bank Co., Ltd,

Address: 1669 Wenchang West Street, Jincheng City, Shanxi Province

Representative: [REDACTION]1

Telephone: [REDACTION]2

Service provider (Party B): Shanghai Cango Investment and Management Consultation Service Co., Ltd.

Address: Room 2709, Qiangsheng Building, 145 Pujian Road, Pudong New Area, Shanghai

Representative: [REDACTION]3

Telephone: [REDACTION]4

I.	Purposes and Scope

Party A, with headquarter in Jincheng City, Shanxi Province, is a bank organized and existing under the laws of China and approved by China Banking Regulatory Commission for its establishment. Its principal business is commercial banking which mainly includes corporate banking, retail banking and capital operation. Party B, a service provider in automotive finance business with years of experience, has a comprehensive information system, operation procedure, marketing strategy and experienced practitioners in automotive finance sector.

Given the business needs, Party A will commence automotive finance business in China with its internal team. For the purpose of completing national landscape and business expansion in the country, Party A assigns Party B to provide supporting business relevant to automotive finance, including the selection of loan application materials from customers, execution of agreement and recording of the execution, filing, handling and release of the security interest in the collateral, preparation of loan and security agreement, national delivery of the agreement (by mail), preparation of marketing materials and national delivery of the materials (by mail), recording keeping before and after financing and mailing, leasing and maintenance of approval system, customer service system and recording system, collateral registration, acting as agent repossessing and disposing the collateral and collecting of the repayment, etc. Party B accepts the assignment and will commence the works in accordance with the content below.

[1]	Confidential treatment requested
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[4]	Confidential treatment requested

II.	Responsibility of Party A

1.	Assistance to Party B in all works and provision of all information and support necessary for the works to Party B, including the original copy and notarial certificate necessary for filing of the security interest in the collateral, sealed copy of documents necessary for processing and release of the security interest in the collateral, relevant certification and documents (if any) necessary for litigations, etc.

2.	Party A is entitled to the ultimate decision on all automotive loan applications from customers and will bear all corresponding risks including credit risk and overdue risk.

3.	In the process of providing relevant services to Party A:

a.	Party B will incur certain human and office resources for the interest of Party A and the customers approved by Party A such that certain amount of workload will be involved

b.	The workload and the required human and office resources incurred by Party B is highly correlated with the loan amount actually approved by Party A and the number of applications

c.	Party A will compensate Party A with certain amount of service fee (“Service Fee”) by referencing to the specific number, quality and types of loan applications from its internal team including but not limited to the number of loan applications, loan amount, etc. Specific Service Fee and the way of distribution are subject to the specific agreement stated in the clause of Service Fee of this agreement. Party B agrees to receive the corresponding Service Fee in accordance with this agreement and the relevant announcement by the finance company.

III.	Responsibility of Party B

1.	Party B is required to engage in the works related to the collateral of automotive finance for Party A, including:

a.	Assistance to Party A in security interest filing in all cities in China

b.	Assistance to Party A in providing the information necessary for security interest filing to all distributors

c.	Assistance to Party A in processing of automotive mortgage for customers who have completed the loan procedure in accordance with “Loan Service Menu”

d.	Assistance to Party A in releasing the security interest for customers who have repaid all the repayment

2.	Party B is required to assist Party A in selecting the application materials for loan from customers

a.	Party B should make initial evaluation of the materials for borrowings from customers based on the “Loan Service Menu” and the announcement of product description provided by Party A

b.	Party B should ensure and verify the materials for borrowings from selected customers complied with the relevant requirements of the “Loan Service Menu”

3.	Party B should assist Party A in completing the execution of agreement with customers, recording and photo taking for the execution of agreement

4.	Party B should assist Party A in completing the copying of “Automotive Loan Contract” and “Automotive Security Contract” and distributing them nationwide in China by mail

5.	Party B should assist Party A in completing the preparation of marketing materials, distributing them in China by mail and decorating the exhibition hall

6.	Party B should assist Party A in completing the filing and recording keeping before and after the financing and mailing the original documents

7.	Party B should lease customized system for application approval, customer service, automotive GPS and loan collection for Party A

8.	Party B should provide system upgrade and maintenance for the leased systems for Party A

9.	Party B should act as an agent of Party A in repossessing and disposing the collateral and collecting of the repayment

10.	Party B should assist Party A in collecting the delinquent loan from customers via live phone calls

11.	Party B is required to engage in the online services to the distributors for Party A, including:

a.	assistance to employees of Party A in installing, testing and operating the system and office equipment;

b.	assistance to employees of Party A in operating the system, using the facilities and training the employees of various posts for the commencement of ordinary business.

12.	Party B will arrange certain amount of employees in each operation venue and they will be responsible for engaging in the relevant works as stated in this agreement. To ensure the employees above can accurately complete the relevant services assigned by Party A on a timely manner, Party B should provide the necessary office space and office equipment, including but not limited to:

a.	Leased and exclusive conference rooms

b.	Computers, facsimile machines, printers and copiers

c.	Expenditure for system development, lease of servers of data centers and system maintenance

d.	Expenditure for materials and mailing of information

e.	Expenditure for telephone and information

f.	Expenditure for file management and storage

IV.	Service Fee

1.	Precedents of receiving Service Fee by Party B

To ensure Party B appropriately and effectively fulfill the relevant obligations of this agreement, Party B shall arrange certain amount of employees in each operation venue and they will be responsible for engaging in the relevant works as stated in this agreement. To ensure the employees above can accurately complete the relevant services assigned by Party A on a timely manner, Party B should provide the necessary office space and office equipment, including but not limited to:

a.	Leased and exclusive conference rooms

b.	Computers, facsimile machines, printers and copiers

c.	Expenditure for system development, lease of servers of data centers and system maintenance

d.	Expenditure for materials and mailing of information

e.	Expenditure for telephone and information

f.	Expenditure for file management and storage

2.	Service Fee to Party B

a.	The calculation of the Service Fee for each contract: the loan amount to the customer x [REDACTION][5]% with a floor of [REDACTION][6].

b.	The Service Fee receivable by Party B every month shall be the sum of all loans to customers for the current month calculated at the formula above

3.	Payment of Service Fee

a.	Party A shall pay the Service Fee to Party B in 3 installments:

1)	[REDACTION][7]% of Service Fee by the [REDACTION][8] month after the borrowing

2)	[REDACTION][9]% of Service Fee by the [REDACTION][10] month after the borrowing

3)	[REDACTION][11]% of Service Fee by the [REDACTION][12] month after the borrowing

4)	Settlement will be made on monthly basis. Both parties should verify the actual loan amount for the previous month and the amount payable by customers for the current month on the sixth day of each month (the next working day in the event that that day is a holiday). Party B shall, after verification, issue an invoice for the advisory fee to Party A within 2 working days and Party A shall complete the payment within 2 working days after receiving the invoice.

b.	The services provided by Party B involve all contents described in Clause 3 of this agreement

V.	Terms and Venue of this Agreement

1.	This agreement will become effective upon signing by both parties.

2.	The terms for cooperation is from the effective date of this agreement to December 31, 2018.

3.	After the expiry of the agreement, all terms of the agreement will be automatically terminated. Party B shall give written notice to Party A one month before the expiry of the agreement if Party B is interested in the renewal of the agreement. If Party A agrees, both parties shall sign a service agreement again.

[5]	Confidential treatment requested
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VI.	Amendment of Agreement

Any amendment and supplement of this agreement shall be agreed by both parties in written format unless stated otherwise in this agreement. Any amendment and supplement of this agreement shall be enforceable as this agreement.

VII.	Confidentiality

1.	Save for the requirement by the laws and the provision or disclosure as required by administrative/judicial organizations, Party B shall maintain the confidentiality of the information in relation to automotive finance provided by Party A, the customers of Party A, any joint borrowers and guarantors, including but not limited to the content of this agreement, the application procedure of loan, technology materials or information, information or document regarding business or operation and other information and documents deemed to be commercial secrets by Party A.

2.	Save for the internal use by affiliates of Party A or the requirement by the laws and the provision or disclosure as required by administrative/judicial organizations, Party A shall maintain the confidentiality of information in relation to automotive finance provided by Party B, the customers of Party A, any joint borrowers and guarantors, including but not limited to the content of this agreement, the application procedure of loan, financial information, technology materials or information, information or document regarding business or operation and commercial secrets.

3.	Requirements by laws and regulations are excluded from confidentiality.

VIII.	Risk

Party A and Party B can reach an agreement to amend or cancel this agreement in the event of force majeure or other causes not attributable to the fault of either party, resulting to the situation that Party B is unable to commence advisory services.

IX.	Liability of Default

Any party will be deemed as default in the event that it fails to fulfill the obligations under this agreement (the “Default Party”). The other party is entitled to immediately terminate the cooperation and can require compensation for the economics loss so caused.

X.	Outstanding Issues, Amendment and Disagreement

1.	Both parties shall solve any outstanding issues and disagreement through friendly negotiation and can execute supplementary agreement which shall have the same legal effect.

2.	Both parties shall file the dispute to the People’s Court in the venue of the location of Party A for litigation in the event that Party A and Party B cannot settle the legal dispute arising from the content of this agreement through friendly negotiation.

3.	Location of the execution of the agreement: the location of Party A.

XI.	This agreement is in duplicate and will become effective by the signature and seal by Party A and Party B. Each party will keep a copy of it.

Party A (seal): (seal) Signatory (signature): /s/ Qinlin Jia Date: January 31, 2017	Party B (seal): (seal) Signatory (signature): /s/ Xiaojun Zhang Date: January 31, 2017